SIXTH AMENDMENT TO THE AMENDED AND RESTATED
CREDIT AND GUARANTY AGREEMENT, FIRST AMENDMENT TO SECURITY AGREEMENT AND FIRST AMENDMENT TO PLEDGE AGREEMENT

THIS SIXTH AMENDMENT TO THE AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, FIRST AMENDMENT TO SECURITY AGREEMENT AND FIRST AMENDMENT TO PLEDGE AGREEMENT dated as of July 12, 2019 (this “Agreement”) is entered into among The Providence Service Corporation, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, entered into that certain Amended and Restated Credit and Guaranty Agreement dated as of August 2, 2013 (as amended by that certain First Amendment dated as of May 28, 2014, by that certain Second Amendment and Consent dated October 23, 2014, by that certain Third Amendment and Consent dated September 3, 2015, by that certain Fourth Amendment and Consent dated August 28, 2016, and as amended by that certain Fifth Amendment dated as of June 7, 2018, the “Credit Agreement”);
WHEREAS, the Borrower and the Guarantors executed that certain Amended and Restated Security Agreement, dated as of August 2, 2013, in favor of the Administrative Agent, for the benefit of the Secured Parties (as amended or modified from time to time, the “Security Agreement”);
WHEREAS, the Borrower and the Guarantors executed that certain Amended and Restated Pledge Agreement, dated as of August 2, 2013, in favor of the Administrative Agent, for the benefit of the Secured Parties (as amended or modified from time to time, the “Pledge Agreement”); and
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement, Security Agreement and Pledge Agreement as set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement.
(a)Section 1.01. The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Maturity Date” means August 2, 2020; provided, however, that if such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day.
(b)    Section 1.02. A new clause (e) is hereby added at the end of Section 1.01 of the Credit Agreement to read as follows:
(e)    Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to include a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).
(c)    Section 11.22. A new Section 11.22 is hereby added to the Credit Agreement to read as follows:
11.22    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 11.22, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

(d)    Schedule 2.01 to the Credit Agreement is hereby deleted and replaced with Schedule 2.01 attached hereto.
2.Amendment to Security Agreement. A new Section 26 is hereby added to the Security Agreement to read as follows:
26.    Acknowledgement Regarding Any Supported QFCs. The provisions and acknowledgements contained in Section 11.22 of the Credit Agreement are hereby incorporated into this Security Agreement, mutatis mutandis.
3.Amendment to Pledge Agreement. A new Section 27 is hereby added to the Security Agreement to read as follows:
27.    Acknowledgement Regarding Any Supported QFCs. The provisions and acknowledgements contained in Section 11.22 of the Credit Agreement are hereby incorporated into this Pledge Agreement, mutatis mutandis.
4.Conditions Precedent. This Agreement shall be effective upon the satisfaction or waiver of the following conditions (the date of such satisfaction or waiver of such conditions being herein referred to as the “Sixth Amendment Effective Date”): (i) execution and delivery of counterparts hereof by the Borrower, the Guarantors, the Lenders and the Administrative Agent; (ii) receipt by the Administrative Agent of (x) copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable (or, to the extent such Organization Documents have not been amended or modified since the Closing Date (or such later date when such Organization Documents were delivered to the Administrative Agent), a certification from a secretary or assistant secretary of such Loan Party that no amendments or modifications to such Organization Documents have been made since the Closing Date (or such later date when such Organization Documents were delivered to the Administrative Agent)), and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Sixth Amendment Effective Date, (y) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party and (z) good standings or similar certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing and in good standing its state of organization or formation (to the extent the concept of good standing is applicable to such Loan Party under the laws of such jurisdiction), in each case dated as of a recent date; (iii) receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the Sixth Amendment Effective Date, and in form and substance reasonably satisfactory to the Administrative Agent; and (iv) the Loan Parties having paid the reasonable and invoiced out-of-pocket costs and expenses of the Administrative Agent, including, without limitation, the reasonable and invoiced fees and expenses of Moore & Van Allen, PLLC.

5.Exiting Lenders. The Commitments and outstanding Loans of Capital One, National Association and BOKF, NA d/b/a Bank of Arizona (each, an “Exiting Lender”) under the Credit Agreement are hereby assigned and reallocated among the other Lenders in the manner provided in Schedule 2.01 attached hereto. After giving effect to this Agreement, the Exiting Lenders shall no longer (i) have any Commitments or outstanding Loans under the Credit Agreement, (ii) be Lenders under the Credit Agreement or (iii) have any rights or obligations with respect to being a Lender, except for those that expressly survive termination of the Credit Agreement or termination of any Commitments thereunder. Each Exiting Lender joins in the execution of this Agreement solely for purposes of acknowledging and consenting to the assignment and reallocation of its Commitments and Loans under the Credit Agreement. Concurrently with the effectiveness of this Agreement, each Exiting Lender shall have received payment in full for all outstanding Obligations owing to it under the Credit Agreement. Notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, all assignments and reallocations of Loans and Commitments pursuant to this Section 7 shall be deemed to be assignments made subject to and in compliance with Section 11.06 of the Credit Agreement (including, without limitation, the ‘Standard Terms and Conditions’ applicable to Assignments and Assumptions).

6.Miscellaneous.

(a)The Credit Agreement, Security Agreement and Pledge Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.

(b)Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)The Borrower and the Guarantors hereby represent and warrant as follows:

(i)Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(iii)No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement other than (A) those approvals, consents, exemptions, authorizations or other actions, notices or filings, that have already been obtained, taken, given or made and are in full force and effect, (B) filings and recordings necessary to perfect and continue certain Liens on the Collateral created by the Collateral Documents and (C) recording of the transfer of registrations and applications for IP Rights upon foreclosure.

(d)The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date in which case they shall be true and correct in all material respects as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(g)EACH PARTY HERETO AGREES AS SET FORTH IN SECTION 11.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
BORROWER:         THE PROVIDENCE SERVICE CORPORATION
By: /s/ Chinta Gaston
Name:    Chinta Gaston
Title:    Secretary
GUARANTORS:        PROVADO TECHNOLOGIES, LLC
By: /s/ Chinta Gaston
Name:    Chinta Gaston
Title:    Secretary
LOGISTICARE SOLUTIONS, LLC
By: /s/ Chinta Gaston
Name:    Chinta Gaston
Title:    Secretary
LOGISTICARE SOLUTIONS INDEPENDENT PRACTICE
ASSOCIATION, LLC
By:    LogistiCare Solutions, LLC, as Sole Member
By: /s/ Chinta Gaston
Name:    Chinta Gaston
Title:    Secretary

HEALTH TRANS, INC.
RED TOP TRANSPORTATION, INC.

By: /s/ Chinta Gaston
Name:    Chinta Gaston
Title:    Secretary

RIDE PLUS, LLC

By: /s/ Albert Cortina
Name:    Albert Cortina
Title:    Vice President and Manager

CIRCULATION, INC.

By: /s/ Robin Heffernan
Name:    Robin Heffernan
Title:    Chief Executive Officer

[Signature Page to Sixth Amendment to Amended and Restated Credit and Guaranty Agreement]

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Gavin Shak
Name:    Gavin Shak
Title:    Assistant Vice President

[Signature Page to Sixth Amendment to Amended and Restated Credit and Guaranty Agreement]

LENDERS:        BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

By: /s/ Megan Cobb
Name:    Megan Cobb
Title:    Vice President

[Signature Page to Sixth Amendment to Amended and Restated Credit and Guaranty Agreement]

SUNTRUST BANK,
as a Lender
By: /s/ Katherine Bass
Name:    Katherine Bass
Title:    Director

[Signature Page to Sixth Amendment to Amended and Restated Credit and Guaranty Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender
By: /s/ John R. Lauck
Name:    John R. Lauck
Title:    Senior Vice President

[Signature Page to Sixth Amendment to Amended and Restated Credit and Guaranty Agreement]

BMO HARRIS BANK, N.A.
as a Lender
By: /s/ Brian Harbin
Name:    Brian Harbin
Title:     Director

[Signature Page to Sixth Amendment to Amended and Restated Credit and Guaranty Agreement]

REGIONS BANK,
as a Lender
By: /s/ Mark Hardison
Name:    Mark Hardison
Title:    Managing Director

[Signature Page to Sixth Amendment to Amended and Restated Credit and Guaranty Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender
By: /s/ Marguerite Sutton
Name:     Marguerite Sutton
Title:     Vice President

By: /s/ Yumi Okabe
Name:     Yumi Okabe
Title:     Vice President

[Signature Page to Sixth Amendment to Amended and Restated Credit and Guaranty Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION,
as an Exiting Lender
By: /s/ Sunil Annapareddy
Name:     Sunil Annapareddy
Title:    Duly Authorized Signatory

[Signature Page to Sixth Amendment to Amended and Restated Credit and Guaranty Agreement]

BOKF, NA D/B/A BANK OF ARIZONA,
as an Exiting Lender
By: /s/ Christine Nowaczyk
Name:    Christine Nowaczyk
Title:    Senior Vice President

[Signature Page to Sixth Amendment to Amended and Restated Credit and Guaranty Agreement]